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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):     February 22, 1999
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                       BANC ONE AUTO GRANTOR TRUST 1997-A
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                    (Issuer with respect to the Certificates)


                              BANK ONE, TEXAS, N.A.
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             (Exact name of registrant as specified in its charter)


                                  United States
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         (State or other jurisdiction of incorporation or organization)


              333-25951                                  75-2270994
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       (Commission File Number)                        (IRS Employer
                                                   Identification Number)



150 East Campus View, Columbus, Ohio                                   43235
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(Address of principal executive offices)                             (Zip Code)


                                 (614) 248-3718
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               Registrant's telephone number, including area code



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Item 5.           Other Events


                  On February 22, 1999, the Banc One Auto Grantor Trust 1997-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.27% Asset Backed Certificates and Class B 6.40% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

                  This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from Janaury 20, 1999 through February 21, 1999 and for the Collection Period from January 1, 1999 through January 31, 1999.


Item 7.           Exhibits

                  See page 4 for Exhibit Index.


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BANC ONE AUTO GRANTOR TRUST 1997-A

                                          By: Bank One, Texas, N.A., as Servicer
                                                on behalf of the Trust


                                          By: /s/ Tracie H. Klein
                                              ---------------------
                                          Name:  Tracie H. Klein
                                          Title: Vice President



Date:  February 23, 1999
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                                 EXHIBIT INDEX


Exhibit           Description                                             Page
-------           -----------                                             -----

99.1              Monthly Statement and Additional Information........... 5-13